Exhibit 10.55
First Amendment to Lease Termination and Mutual Release Agreement with NBP, 131-133-141, LLC

FIRST AMENDMENT TO LEASE TERMINATION AND MUTUAL RELEASE AGREEMENT

(NBP 133—Applied Signal Technology)

THIS FIRST AMENDMENT TO LEASE TERMINATION AND MUTUAL RELEASE AGREEMENT (the "Amendment") is made this 28th day of April, 2006, by and between **NBP 131-133-141, LLC,** a Maryland limited liability company (the "Landlord") and **APPLIED SIGNAL TECHNOLOGY, INC.,** a California corporation (the "Tenant").

WITNESSETH:

WHEREAS, Landlord (through its then agent, Constellation Real Estate, Inc.) and Tenant executed that certain Agreement of Lease dated May 29, 1996, and Addendum to Lease dated May 29, 1996, as amended by that First Amendment to Agreement of Lease dated December 7, 1998 (collectively, the "Lease"), by the terms of which Tenant leased from Landlord and Landlord leased to Tenant that certain premises with improvements known as Suite 100 containing 29,121 square feet of rentable area (the "Premises") and located within the office building located at 133 National Business Parkway, Annapolis Junction, for a term which is scheduled to expire on May 31, 2009;

WHEREAS, on July 21, 2005, Landlord and Tenant entered into a Termination and Mutual Release Agreement (the "Release") pursuant to which the parties agreed to terminate the Lease upon the occurrence of certain events;

WHEREAS, the parties now desire to amend the Release to confirm the Termination Date of the Lease, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the Premises, the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 1 of the Release is hereby deleted and the following is inserted in lieu thereof:

Subject to the Conditions Precedent (as defined herein), the Lease and Tenant's interest in the Premises shall terminate and be of no further force and effect as May 31, 2006 (the "Termination Date"). The parties hereto acknowledge that as a condition precedent to the cancellation of the Lease, (i) Tenant shall vacate the Premises and remove, transfer or otherwise dispose of all of its trade fixtures and personal property from the Premises on or before the Termination Date, (ii) Tenant shall leave the Premises broom clean and in good condition, reasonable wear and tear excepted, and (iv) Tenant shall pay all Rental and Additional Rental due under the Lease through and including April 20, 2006 (collectively, the "Conditions Precedent").

2. Tenant represents that it has not dealt, either directly or indirectly, with any brokers in connection with this Amendment.

3. Except to the extent modified herein, the terms of the Release shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have set forth their hands and seal as of the date set forth below their respective signatures.

WITNESS/ATTEST:

LANDLORD:
NBP 131-133-141, LLC

By: (SEAL)
Roger A. Waesche, Jr.
Executive Vice President

WITNESS OR ATTEST:

TENANT:
APPLIED SIGNAL TECHNOLOGY, INC.

By: (SEAL)
Gary L. Yancey
President / CEO

STATE OF MARYLAND, HOWARD County TO WIT:

I HEREBY CERTIFY, that on this 28th day of April, 2006, before me, the undersigned Notary Public of the State, personally appeared ROGER A. WAESCHE, JR., who acknowledged himself to be the Executive Vice President of NBP 131-133-141, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same on behalf of the corporation for the purposes therein contained as the duly authorized Executive Vice President of the corporation by signing the name of the corporation by himself as such Executive Vice President.

WITNESS my hand and Notarial Seal.

Notary Public

My Commission Expires: 1/24/2007

BETTY GIRARD
NOTARY PUBLIC STATE OF MARYLAND
MY COMMISSION EXPIRES JANUARY 24, 2007

STATE OF CALIFORNIA, Santa Clara County, TO WIT:

I HEREBY CERTIFY, that on this 27 day of April, 2006, before me, the undersigned Notary Public of the State, personally appeared Gary L. Yancey, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged himself/~~herself~~ to be the President of APPLIED SIGNAL TECHNOLOGY, INC. a Corporation, and that he/~~she~~, as such President being authorized so to do, executed the foregoing instrument on behalf of the Corporation by himself/~~herself~~ as such President.

WITNESS my hand and Notarial Seal.

Juanita Hebert
Notary Public

My Commission Expires: 8/20/09

JUANITA HEBERT
Commission # 1596752
Notary Public — California
Santa Clara County
MyComm. Expires Aug 20, 2009